JPMorgan Investor Funds

JPMorgan Investor Conservative Growth Fund

JPMorgan Investor Balanced Fund

JPMorgan Investor Growth & Income Fund

JPMorgan Investor Growth Fund

(All Share Classes)

(each, a series of JPMorgan Trust II)

Supplement dated August 30, 2005

to the Prospectuses, dated February 19, 2005

Investments in the Real Return Fund. JPMorgan Investor Conservative Growth Fund, JPMorgan Investor Balanced Fund, JPMorgan Investor Growth & Income Fund and JPMorgan Investor Growth Fund (together, the “Investor Funds”) invest in a variety of other JPMorgan Funds. Effective September 1, 2005, JPMorgan Real Return Fund (the “Real Return Fund” or the “Fund”) will be included as a permissible investment for the Investor Funds. Each Investor Fund may invest between 0%-10% of the Investor Fund’s total holdings in the Real Return Fund. The following is a description of the Real Return Fund’s investment objective, main strategy and main risks.

Real Return Fund Investment Objective. The Real Return Fund seeks to maximize inflation protected return.

Real Return Fund Strategy. The Real Return Fund invests primarily in a portfolio of inflation-linked securities and inflation and non-inflation-linked swaps, options, futures contracts, and other derivatives. “Real Return” means total return less the estimated cost of inflation. Inflation-linked securities include fixed and floating rate debt securities of varying maturities issued by the U.S. government, its agencies and instrumentalities, such as Treasury Inflation Protected Securities (TIPS). The Fund also invests in inflation-linked debt securities issued by other entities such as corporations, foreign governments and other foreign issuers. The Fund will utilize conventional fixed income strategies including duration management; credit, sector, and yield curve management; and relative value trading. Further the Fund will actively manage the inflation protection components using a variety of strategies and tools. The Fund may also invest a significant portion of its assets in derivatives, such as futures contracts and options and forward foreign currency contracts. Up to 30% of the Fund’s total assets may be invested in foreign securities, including debt securities denominated in foreign currencies of developed countries and emerging markets.

Real Return Fund Associated Risks. The Real Return Fund’s strategy involves risks associated with market interest rates caused by factors other than inflation (real interest rates). In general, the price of an inflation-linked security tends to decrease when real interest rates increase and can increase when real interest rates decrease. Interest payments on inflation-linked securities are unpredictable and will fluctuate as the principal and interest is adjusted for inflation.

There can also be no assurance that the inflation index used will accurately measure the real rate of inflation in the prices of goods and services. Inflation-linked securities may lose value in the event that the actual rate of inflation is different from the rate of the inflation index. In addition, inflation-linked securities are subject to the risk that the CPI or other relevant index may be discontinued, fundamentally altered in a manner materially adverse to the interests of an investor in the securities, altered by legislation or executive order in a materially adverse manner to the interests of an investor in the securities or substituted with an alternative index.

In addition to securities issued by the U.S. government, its agencies and instrumentalities, the Fund may also invest in inflation-linked securities issued by municipalities, foreign governments, and corporations. These risks are subject to risks associated with inflation-linked securities in general as well as risks that are specific to the type of issuer such as credit and default risk, risks associated with municipal securities and foreign issuer risk.

Additional risks associated with the Fund’s investments are described in the Investor Funds’ Prospectuses under “Investment Risks.”

Underlying Fund Name References. Effective immediately, all references to the JPMorgan Diversified Mid Cap Fund are hereby changed to JPMorgan Intrepid Mid Cap Fund. In addition, all references to the JPMorgan Undiscovered Managers Real Estate Fund are hereby changed to JPMorgan Undiscovered Managers REIT Fund.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT

WITH THE PROSPECTUS FOR FUTURE REFERENCE

SUP-INV-805